 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

____________________

Date of report (Date of earliest event reported): May 30, 2018

Amyris, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34885	55-0856151
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5885 Hollis Street, Suite 100, Emeryville, CA	94608
(Address of principal executive offices)	(Zip Code)

(510) 450-0761
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

LSA Amendment

As previously reported, Amyris, Inc. (the “Company”) is party to a Loan and Security Agreement, dated as of March 29, 2014, as subsequently amended on June 12, 2014, March 31, 2015, November 30, 2015, October 6, 2016, January 10, 2017, December 28, 2017 and March 30, 2018 (as amended, the “LSA”), by and among the Company, certain of its subsidiaries party thereto and Stegodon Corporation (“Stegodon”), the agent and lender under the LSA, as assignee of Hercules Capital, Inc. (formerly Hercules Technology Growth Capital, Inc.). The provisions of the LSA were previously reported in Note 4, “Debt” to the audited financial statements contained in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017, filed with the Securities and Exchange Commission (the “SEC”) on April 17, 2018 and in Note 4, “Debt,” to the unaudited financial statements contained in the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2018, filed with the SEC on May 18, 2018, and all of such disclosure is incorporated herein by reference.

On May 30, 2018, the Company, certain of its subsidiaries and Stegodon entered into an eighth amendment to the LSA (the “Eighth Amendment”). Pursuant to the Eighth Amendment, the parties agreed to extend the due date for a principal repayment in the amount of $5,500,000 from May 31, 2018 to July 2, 2018, and to provide for the payment by the Company of a fee in the amount of $100,000 in the event the Company does not make such principal repayment on or prior to July 2, 2018.

R&D Note Amendment

As previously reported, on March 21, 2016, in connection with the restructuring of the ownership and rights of Total Amyris BioSolutions B.V. (“TAB”), the joint venture between the Company and Total Raffinage Chimie S.A., as assignee of Total Energies Nouvelles Activités USA (collectively, “Total”), a commercial partner of the Company and an owner of greater than five percent of the Company’s outstanding common stock, the Company issued to Total a senior convertible note (the “R&D Note”) in the principal amount of $3,700,000, as subsequently amended on February 27, 2017, May 15, 2017 and March 30, 2018. The restructuring of TAB and the issuance of the R&D Note were previously reported in a Current Report on Form 8-K filed by the Company with the SEC on March 24, 2016, and the previous amendments to the R&D Note were previously reported in Current Reports on Form 8-K filed by the Company with the SEC on March 3, 2017, May 18, 2017 and April 5, 2018, respectively, and all of such reports are incorporated herein by reference.

On May 31, 2018, the Company and Total entered into a fourth amendment to the R&D Note, pursuant to which the parties agreed (i) to extend the maturity date of the R&D Note (the “Maturity Date”) from May 31, 2018 to July 2, 2018 and (ii) that accrued and unpaid interest on the amounts outstanding under the R&D Note would be payable on May 31, 2018 and the Maturity Date.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMYRIS, INC.

Date: June 5, 2018	By:	/s/ Kathleen Valiasek
Kathleen Valiasek
Chief Financial Officer